© 2021 Tempur Sealy International, Inc. “Our growth reflects strong industry demand, our worldwide leadership position, and the success of our omni- channel distribution strategy” Tempur Sealy International, Inc. TPX 1 Pictured above: Tempur-Pedic flagship store in Manhattan

© 2021 Tempur Sealy International, Inc.2 WHO WE ARE As a global leader in the design, manufacture and distribution of bedding products, we know how crucial a good night of sleep is to overall health and wellness. Utilizing over a century of knowledge and industry-leading innovation, we deliver award-winning products that provide breakthrough sleep solutions to consumers in over 100 countries. Our highly recognized brands include Tempur-Pedic, Sealy® featuring Posturepedic® Technology, and Stearns & Foster® and our non-branded offerings include value-focused private label and OEM products. Our distinct brands allow for complementary merchandising strategies and are sold through third-party retailers, our Company-owned stores and e- commerce channels. Purpose: To Improve the Sleep of More People, Every Night, All Around the World

© 2021 Tempur Sealy International, Inc.3 Industry • Stable and growing global bedding industry of ~$50 billion(1) • U.S. market is concentrated and grows mid-single digits annually, driven by units and dollars(1) • International is highly fragmented and about the size of the U.S. market(1) • TPX products are sold in over 100 countries through our omni- channel network Consumer Tempur Sealy • Consumers continue to make the connection between a good night of sleep and health and wellness • Enhanced focus on health over past year has strengthened the health and wellness trend • Housing market, consumer confidence and consumer spending are correlated to the bedding industry • 90% of consumers want to touch and feel a mattress before making a purchase(1) • Track record of developing and marketing differentiated products through consumer-centric innovation for the total global bedding market • Omni-channel distribution strategy to be where the consumer wants to shop • Robust free cash flow(2) and fortified balance sheet that provide flexibility to take advantage of industry and market opportunities and return capital to shareholders Value Creation Drivers

© 2021 Tempur Sealy International, Inc. o Established worldwide omni-channel presence o Iconic brand and product portfolio o World-class manufacturing capabilities o Industry-leading balance sheet and free cash flow(2) Competitive Advantages: 4 Three Months Ended March 31st 2021 2020 Reported % Change % Change Constant Currency(2) Net Sales $1,043.8 $822.4 26.9% 25.1% Net Income $130.5 $59.7 118.6% 113.9% Adjusted EBITDA(2) $230.3 $151.2 52.3% 49.7% Q1’21 NORTH AMERICA Q1’21 INTERNATIONAL 28% 72% 13% 87%

© 2021 Tempur Sealy International, Inc. 2021 Financial Targets and Assumptions Depreciation & Amortization $160M-$180M Capital Expenditures $125 to $140M (includes $75M maintenance) Interest Expense $50 to $55M U.S. Federal Tax Rate 26% Diluted Share Count 205M shares o 2021 full year sales growth to exceed 20% o Full year adjusted EPS(2) between $2.50 and $2.70 o Implies adjusted EBITDA(2) between $925 and $975 million o Targeting Q2’21 sales growth of 50% compared to Q2’19 2021 Outlook and Recent Trends(5) 5

© 2021 Tempur Sealy International, Inc. © 2021 Tempur Sealy International, Inc. 6 Worldwide Omni-Channel

© 2021 Tempur Sealy International, Inc. Powerful Omni-Distribution Platform Company Owned Stores Wholesale E-Commerce  Third-party retailers are our largest distribution channel  Significant OEM opportunity  Significant worldwide sales growth  Highly profitable and expanding rapidly  Luxury Tempur-Pedic and multi-branded showroom experiences  Operate 400 stores worldwide with sales growth opportunity  Highly profitable and expanding margins 7

© 2021 Tempur Sealy International, Inc.8 Wholesale • Dominant worldwide distribution and broadly diversified • Over 5,400 retail partners around the world selling through over 25,000 doors and their e-commerce platforms • Global TPX sales force of over 500 people supporting our portfolio of brands Third-Party Retailers U.S. New OEM Opportunity • OEM is about 20% of the U.S. market and growing,(1) supported by recent U.S. anti-dumping actions • Leverages manufacturing expertise, diversifies consolidated sales stream and captures manufacturing profits from bedding brands beyond our own • Plan to invest an incremental $150 million by 2023 to increase U.S. pouring capacity for Tempur material, specialty and base foam by approximately 50% • ~$150 million of OEM sales in 2020; believe the run rate could exceed $600 million of annual sales in 5 years(1)

TEMPUR + SEALY

Winning Online Through Our Wholesale and Direct Channels

	CHANNEL
TempurPedic.com Most profitable online bedding company in the world *High growth and high margins*	DIRECT TO CONSUMER
Compressed Bedding Products TEMPUR-Cloud® COCOON by Sealy™ Sealy Posturepedic ® Foam **Traditional Bedding Products** Tempur-Pedic® Stearns & Foster® Sealy®	OMNI-CHANNEL
Alternative Channels (Web-based Retailers) Dedicated sales team with focus on eMarketplace sales growth *High growth and stable margins*	WHOLESALE
Traditional Retailers Online TPX proprietary RetailEdge training providing shopper-focused solutions *High growth and stable margins*	WHOLESALE

TEMPUR-PEDIC Sealy STEARNS & FOSTER
9
© 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Q1 2019 Q1 2020 Q1 2021 Global Direct Sales Intl NA Direct to Consumer • High growth and high margin sales from web, call center, and company-owned stores • Strong growth within the direct channel, growing 62% in the first quarter of 2021 Q1 global direct channel sales grew 117% over 2 years 10

© 2021 Tempur Sealy International, Inc. Sleep Outfitters®:Tempur-Pedic® Retail Stores: Broad-Based Opportunity Strategic Representation High-End Targeted Opportunity • Approximately 80 high-end retail destinations, with complementary co-tenants, in high demographic areas • Strategic market placement (125-150 store vision) • Brand Ambassadors - Tempur-Pedic® only products • Consumer niche – prefer direct from manufacturer • Premium ASP offering: $2,199 - $7,499 • Regional bedding retailer that is strategically important to the markets it serves • Approximately 100 multi-branded retail locations • Tempur, Sealy and Stearns & Foster merchandising • Wide range of ASP products: $399 - $7,499 11 U.S. Company-Owned Store Strategy

© 2021 Tempur Sealy International, Inc. International Markets 12 • Highly fragmented with broad geographic diversity across Europe and Asia • Developing new TEMPUR® line of mattresses to expand addressable market in 2022 • Europe – strong share position in premium category, targeting share growth through distribution and innovation • Asia – share opportunity in emerging market, targeting aggressive share growth through distribution and innovation

© 2021 Tempur Sealy International, Inc.13 Successful International Joint Ventures UNITED KINGDOM • Acquired in 2020 • Full time employees : 250+ Developing markets for Sealy® branded products ASIA • Founded in 2000 • Compound annual growth rate of 36% • Operates in 21 countries and territories • Top 3 international branded bedding manufacturer in China • Full time employees : 1,100+

© 2021 Tempur Sealy International, Inc. Brands & Products 14 © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. Portfolio of Global Brands Stearns & Foster - High-end targeted brand • The world’s finest beds made with exceptional materials, time-honored craftsmanship and unparalleled design Sealy – No. 1 bedding brand in the U.S.(3) • Combines innovation, engineering and industry-leading testing to ensure quality and durability Private Label Offerings – Customized product • Products for the value-orientated consumer $1,499-$4,999 $2,199-$7,499 $399-$2,499 15 Tempur-Pedic – Dominant worldwide premium bedding market position • Tempur-Pedic uniquely adapts, supports and aligns to you to deliver truly life- changing sleep

© 2021 Tempur Sealy International, Inc.16 TPX brands are supported by a $450 million global marketing budget with STRONG BRAND AWARENESS Brand Portfolio 45% 55% 65% 75% Apr-20 Jul-20 Oct-20 Jan-21 Tempur-Pedic U.S. Brand Awareness

TEMPUR + SEALY

2021 Sealy Launch

Essentials

Posturepedic

Launching 1Q-2Q

Posturepedic Plus

Launching 3Q-4Q



"We expect this launch will further our market share gains and extend Sealy's lead as the number one mattress brand in North America[3] and the most trusted mattress brand in the U.S.[4]"

– Scott Thompson, CEO

Featuring Industry-Leading Technologies

Surface-Guard

SealyChill™

TEMPUR-PEDIC Sealy STEARNS & FOSTER

17

© 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. With AUTOMATIC response to snoring 18 •Heart Rate •Breathing Rate •Snore Detection Tempur-Ergo® Smart Bases 100% PASSIVE SENSORS Powered by

© 2021 Tempur Sealy International, Inc. Tempur Sealy Compressed Offerings Compressed bedding sales grew over 100% in Q1’21 19 TEMPUR-Cloud®COCOON by Sealy™Sealy Posturepedic® Foam Value Mid-Level Premium Our compressed bedding products are an option for consumers shopping online through our direct business or our third-party retail partners.

© 2021 Tempur Sealy International, Inc. World-Class Manufacturing Capabilities 20 © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. 29 North American Facilities 37 International Facilities Wholly owned (29) Joint Venture (8) Licensee (26) World-Class Manufacturing Capabilities Tempur-Pedic Facility (3) 21 o 66 manufacturing facilities o 16 million square feet of manufacturing and distribution operations Leading Manufacturing CapabilitiesR&D Innovation o 75,000 square feet of research and development o 4 state-of-the art product testing locations

© 2021 Tempur Sealy International, Inc.22 Expanding Manufacturing Capacity Sealy Dallas Sherwood West Coast facility Foam Pouring Facilities o Expanded Orlando plant production capacity by 60% in 2020 o Expect to open a 5th plant in the Northeast U.S. in 2021 o Expanding three existing foam facilities and opening one new state-of-the-art foam facility in the U.S. by 2023 o Expected to increase U.S. pouring capacity for Tempur material and base foam by approximately 50%(1) o Opening new facility in Reno, NV in 2021 to meet strong demand in the western region of the U.S. Opened 2H’20

© 2021 Tempur Sealy International, Inc. Industry-Leading Balance Sheet & Cash Flow 23 © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc.24 Strong Balance Sheet & Cash Flow 1.00x 2.00x 3.00x 4.00x 1Q20 2Q20 3Q20 4Q20 1Q21 Leverage(2) $0 $150 $300 $450 $600 $750 2016 2017 2018 2019 2020 TTM 2021 Full Year Free Cash Flow(2) 0% 20% 40% 60% 80% 2016 2017 2018 2019 2020 TTM 2021 Full Year Free Cash Flow / Full Year Adjusted EBITDA(2) Strong balance sheet • Strong free cash flow(2) • Robust free cash flow conversion(2)

© 2021 Tempur Sealy International, Inc. • Long-term target leverage ratio of 2.0 – 3.0x(2) • Continue to invest in the business • Disciplined approach to shareholder returns • Expects to repurchase at least 6% of shares outstanding in 2021 (5) • Initiated a quarterly cash dividend in Q1 2021 • Maintain capacity for strategic acquisitions Balanced Capital Allocation Strategy $- $200 $400 $600 2018 2019 2020 TTM Q1 2021 Capital Allocation Highlights Capex Share Repurhases Dividend Acquisitions

© 2021 Tempur Sealy International, Inc.26 Environmental, Social and Corporate Governance © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. Environmental, Social and Governance Tempur Sealy is committed to protecting and improving our communities and environment 27

© 2021 Tempur Sealy International, Inc. Environmental, Social and Governance Tempur Sealy is committed to protecting and improving our communities and environment Environmental • Committed to achieving carbon neutrality for our wholly-owned global operations by 2040 • Achieved a 28% reduction in greenhouse gas emissions per unit produced at our wholly-owned manufacturing and logistics operations in 2020 • Improved the percent of waste recycled from our North American wholly-owned manufacturing operations to 91% in 2020, compared to 85% in 2019 • Installing solar panel technology at our largest manufacturing facility in Albuquerque, New Mexico in 2021 Social • Expanded global workforce by 21% over the last twelve months and increased the wages of U.S. salaried employees at our wholly-owned operations by 4% in 2020 • Committed to upholding employee diversity • Contributed over $100 million in product, stock and cash to charity organizations since 2010 • Pledged $2 million to support a pediatric sleep center Corporate Governance • Global Code of Business Conduct and Ethics • Internal Enterprise Risk Management • Zero tolerance policy towards improper payments and bribes 28

© 2021 Tempur Sealy International, Inc. Corporate Social Value Highlights Tempur Sealy has donated… - an estimated $100 million in product over the last 10 years, - cash and stock valued at $11.5 million dollars over the last 5 years, and - 17,500+ products to aid in the COVID-19 crisis. Ranked a ‘Strong Buy With the Best ESG Score’ by Raymond James Raymond James ranked Tempur Sealy in the top quartile for ESG out of all companies they consider a ‘Strong Buy’ Source: ‘Raymond James Strategy for ESG Investing’ published February 10, 2020 29

© 2021 Tempur Sealy International, Inc.30 Value Creation Drivers  Bedding market is a stable and growing industry globally with strong returns  Omni-channel distribution strategy to be where the consumer wants to shop  Importance of bedding will continue as consumers connect health and wellness with a good night of sleep  Track record of developing and marketing differentiated products through consumer-centric innovation for the total global bedding market  Robust free cash flow(2) and fortified balance sheet that provide flexibility to take advantage of industry and market opportunities and return capital to shareholders

© 2021 Tempur Sealy International, Inc. Thank you for your interest in Tempur Sealy International For more information please email: investor.relations@tempursealy.com 31

© 2021 Tempur Sealy International, Inc. Appendix © 2021 Tempur Sealy International, Inc. 32

© 2021 Tempur Sealy International, Inc. This investor presentation contains statements relating to the Company's quarterly cash dividend, the Company's share repurchase targets, the Company's expectations regarding net sales for 2021, adjusted EBITDA for 2021, and adjusted EPS for 2021 and subsequent periods and the Company's expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risk factors include the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2020. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur-Pedic®, the TEMPUR-PEDIC & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-PRObreeze™, TEMPUR-LUXEbreeze™, TEMPUR-Cloud®, TEMPUR- Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY TEMPUR-PEDIC®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR- Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™, SealyChill™ and Clean Shop Promise™ are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on April 29, 2021. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. Forward-Looking Statements 33

© 2021 Tempur Sealy International, Inc. Use of Non-GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA per credit facility, free cash flow, consolidated indebtedness less netted cash, and leverage which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all of the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a "constant currency basis," which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. EBITDA and Adjusted EBITDA per Credit Facility A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Free Cash Flow The Company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. Management believes that free cash flow may be useful for investors in assessing the Company’s operating performance, ability to generate cash and ability to fund the Company’s capital expenditures and meet the Company’s debt service requirements. 34

© 2021 Tempur Sealy International, Inc. Debt Structure o At 3/31/2021, leverage(2) was 1.9x, slightly below the target range of 2.0-3.0x(6) o Capital structure contains long-dated maturities Rating Agency Ratings • Fitch : Stable outlook, reaffirmed BB as of April 2021 • S&P: Positive outlook. Reaffirmed BB upgraded as of March 2021 • Moody’s: Positive outlook, reaffirmed Ba3 as of March 2021 35 $16 $21 $32 $329 $600 $800 2021 2022 2023 2024 2025 2026 2027 2028 2029 Mandatory Maturity Profile(6) Term A 2026 Bond 2029 Bond

© 2021 Tempur Sealy International, Inc. Adjusted EBITDA Reconciliation © 2021 Tempur Sealy International, Inc. 36

© 2021 Tempur Sealy International, Inc. TTM Adjusted EBITDA Reconciliation © 2021 Tempur Sealy International, Inc. 37

© 2021 Tempur Sealy International, Inc. Adjusted Net Income and Adjusted EPS 38

© 2021 Tempur Sealy International, Inc. Leverage Reconciliation 39 *For a reconciliation of leverage to total debt, net for reporting periods in the years 2016-2021, please refer to the Company’s SEC filings.

© 2021 Tempur Sealy International, Inc. Free Cash Flow and Free Cash Flow / Adjusted EBITDA Reconciliation 40 *For a reconciliation of adjusted EBITDA per credit facility to net income for reporting periods in the years 2016-2021, please refer to the Company’s SEC filings.

© 2021 Tempur Sealy International, Inc. Footnotes 1. Management estimates 2. Adjusted Net Income, EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, free cash flow and constant currency are non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures and Constant Currency Information" on a previous slide for more information regarding the definitions of adjusted Net Income, EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, free cash flow and constant currency, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide. 3. Sealy was ranked number one on Furniture Today's list of the Top 20 U.S. Bedding Producers in June 2020. See Furniture Today's Top 20 U.S. Bedding Producers methodology that includes SEALY® and STEARNS & FOSTER® products in Sealy ranking. 4. Sealy was voted the most trusted mattress brand by American shopper according to the 2021 BrandSpark American Trust Study 5. Based on the Company’s 2021 financial targets provided in the press release dated April 29, 2021 and the related earnings call on April 29, 2021. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. 6. Based on existing debt outstanding on March 31, 2020. Excludes revolving debt, foreign loans and receivables securitization. For more information please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021. 41